                                                                   EXHIBIT 10.26

                            GOLDEN SKY SYSTEMS, INC.

                            NON-COMPETITION AGREEMENT
                            -------------------------


Employee Name:    Gordon Smith

Date:             May 17, 1999


        In consideration of my employment by Golden Sky Systems, Inc. (the "Company"), I, Gordon Smith, hereby agree with the Company as follows.

        1. Definitions.

           (a) Proprietary Information. As used in this Agreement, "Proprietary Information" means information which the Company possesses or to which the Company has rights which has commercial value. Proprietary Information includes, by way of example and without limitation, trade secrets, product ideas, designs, configurations, processes, techniques, formulas, software, improvements, inventions, data, know-how, copyrightable materials, marketing plans and strategies, sales and financial reports and forecasts, and customer lists. Proprietary Information includes information developed by me in the course of my employment by the Company or otherwise relating to Inventions which belong to the Company under Section 4 below, as well as other information to which I may have access in connection with my employment.

           (b) Inventions and Developments. As used in this Agreement, "Inventions and Developments" means any and all inventions, developments, creative works and useful ideas of any description whatsoever, whether or not patentable. Inventions and improvements which consist of or relate to any from of Proprietary Information.

           (c) Company-Related Inventions and Developments. For purposes of this Agreement, "Company-Related Inventions and Developments" means all Inventions and Developments which either (a) relate at the time of conception or development to the actual or demonstrably anticipated business of the Company or to its actual or demonstrably anticipated research and development; (b) result from or relate to any work performed for the Company, whether or not during normal business hours; (c) are developed on Company time; or (d) are developed through the use of the Company's Proprietary Information, equipment and software, or other facilities or resources.

           (d) Company. For purposes of this Agreement, all references to the "Company" will be deemed to include the Company and its direct or indirect subsidiaries and affiliates.

        2. Confidentiality. I understand and agree that my employment creates a relationship of confidence and trust between me and the Company with respect to
(a) all Proprietary Information, and (b) the confidential information of others with which the Company has a business relationship. The information referred to in clauses (a) and (b) of the preceding sentence is referred to in this Agreement, collectively, as "Confidential Information." At all times, both during my employment with the Company and after its termination, I will keep in confidence and trust all such Confidential Information, and will not use or disclose any such Confidential Information without the written consent of the Company, except as may be necessary in the ordinary course of performing my duties to the Company. The restrictions set forth in this Section 2 will not apply to information which is generally known to the public or in the trade, unless such knowledge results from an unauthorized disclosure by me, but this exception will not affect the application of any other provision of this Agreement to such information in accordance with the terms of such provision.

        3. Documents, Records, etc. All documents, records, apparatus, equipment and other physical property, whether or not pertaining to Proprietary Information, which are furnished to me by the Company or are produced by me in connection with my employment will be and remain the sole property of the Company. I will return to the Company all such materials and property as and when requested by the Company. In any event, I will return all such materials and property immediately upon termination of my employment for any reason. I will not take with me any such material or property or any copies thereof upon such termination.

        4. Ownership of Inventions and Developments. I agree that all Company-Related Inventions and Development which I conceive or develop, in whole or in part, either alone or jointly with others, during the term of my employment with the Company will be the sole property of the Company. The Company will be the sole owner of all patents, copyrights and other proprietary rights in and with respect to such Company-Related Inventions and Developments. To the fullest extent permitted by law, such Company-Related Inventions and Developments will be deemed works made for hire. I hereby transfer and assign to the Company and proprietary rights which I may have or acquire in any such Company-Related Inventions and Developments, and I waive any moral rights or other special rights which I may have or accrue therein. I agree to execute any documents and take any actions that may be required to effect and confirm such transfer and assignment and waiver. The provisions of this Section 4 will apply to all Company-Related Inventions and Developments which are conceived or developed during the term of my employment with the Company, whether before or after the date of this Agreement, and whether or not further development or reduction to practice may take place after termination of my employment, for which purpose it will be presumed that any Company-Related Inventions and Developments conceived by me which are reduced to practice within one year after termination of my employment were conceived during the term of my employment with the Company unless I am able to establish a later conception date by clear and convincing evidence. The provisions of this Section 4 will not apply, however, to any Inventions and Developments which may be disclosed in a separate Schedule attached to this Agreement prior to its acceptance by the Company, representing Inventions and Developments made by me prior to my employment by the Company.

        5. Disclosure of Inventions and Developments. I agree promptly to disclose to the Company, or any persons designated by it, all Company-Related Inventions and Developments which are or may be subject to the provisions of
Section 4.

        6. Obtaining and Enforcing Proprietary Rights. I agree to assist the Company, at the Company's request from time to time and at the Company's expense, to obtain and enforce patents, copyrights or other proprietary rights with respect to Company- Related Inventions and Developments in any and all countries. I will execute all documents reasonably necessary or appropriate for this purpose. This obligation will survive the termination of my employment, provided that the Company will compensate me at a reasonable rate after such termination for time actually spent by me at the Company's request on such assistance. In the event that the Company is unable for any reason whatsoever to secure my signature to any document reasonably necessary or appropriate for any of the foregoing purposes (including renewals, extensions, continuations, divisions or continuations in part), I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agents and attorneys-in-fact to act for me and on my behalf, but only for the purpose of executing and filing any such document and doing all other lawfully permitted acts to accomplish the foregoing purposes with the same legal force and effect as if executed by me.

        7. Competitive Activities. During the term of my employment with the Company, and for a period of one year thereafter (the "Non-Competition Period"), I will not, directly or indirectly, whether as owner, partner, shareholder, consultant, agent, employee, co-venturer or otherwise, engage, participate or invest in any "Business Activity" in any market in which the Company then operates or intends to operate anywhere in the United States. For purposes of this Agreement, "Business Activity" shall be defined as the direct-to-home satellite video delivery business or in the cable television business. In addition, and without limitation of the foregoing, I agree that during the Non-Competition Period, I will not, directly or indirectly, either as principal, or as agent or employee for any other person or entity, (a) hire, or solicit for employment with any person other than the Company, any individual who is then an employee of the Company or was an employee of the Company at any time within one year prior to such hiring or solicitation; (b) solicit from any of the Company's customers business of a kind now or at any time during my employment carried on by the Company; or (c) offer to perform as an employee for such customers any services now or at any time during my employment offered by the Company. I understand that the restrictions set forth in this Section 7 are intended to protect the Company's interest in its Proprietary Information and established customer relationships and goodwill, and agree that such restrictions are reasonable and appropriate for this purpose.

        8. Third-Party Agreements and Rights. I hereby confirm that I am not bound by the terms of any agreement with any previous employer or other party which restricts in any way my use or disclosure of information or my engagement in any business, except as is disclosed in a separate Schedule attached to this Agreement. I have delivered to the Company true and complete copies of any agreements listed on said Schedule. I represent to the Company that my execution of this Agreement, my employment with the Company and the performance of my proposed duties for the Company will not violate any obligations I may have to any such previous employer or other party. In my work for the Company, I will not disclose or make use of any information in violation of any agreements with or rights of any such previous employer or other party, and I will not bring to the premises of the Company any copies or other tangible embodiments of non-public information belonging to or obtained from any such previous employment or other party.

        9. Injunction. I agree that it would be difficult to measure any damages caused to the Company which might result from any breach by me of the promises set forth in this Agreement, and that in any event money damages would be an inadequate remedy for any such breach. Accordingly, I agree that if I breach, or propose to breach, any portion of this Agreement, the Company shall be entitled, in addition to all other remedies that it may have, to an injunction or other appropriate equitable relief to restrain any such breach without showing or proving any actual damage to the Company.

        10. Binding Effect. This Agreement will be binding upon me and my heirs, executors, administrators and legal representatives and will inure to the benefit of the Company, any subsidiary of the Company, and its and their respective successors and assigns.

        11. Enforceability. If any portion or provision of this Agreement is to any extent declared illegal or unenforceable by a court of competent jurisdiction, then the remainder of this Agreement, or the application of such portion or provision in circumstances other than those as to which it is so declared illegal or unenforceable, will not be affected thereby, and each portion and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. In the event that any provision of this Agreement is determined by any court of competent jurisdiction to be unenforceable by reason of excessive scope as to geographic, temporal or functional coverage, such provision will be deemed to extend only over the maximum geographic, temporal and functional scope as to which it may be enforceable.

        12. Entire Agreement. This Agreement constitutes the entire agreement between the Company and myself with respect to the subject matter hereof, and supersedes all prior representations and agreements with respect to such subject matter. This Agreement may not be amended, modified or waived except by a written instrument duly executed by the person against whom enforcement of such amendment, modification or waiver is sought. The failure of any party to require the performance of any term or obligation of this Agreement, or the waiver by any party of any breach of this Agreement, in any particular case will not prevent any subsequent enforcement of such term or obligation or to be deemed a waiver of any separate or subsequent breach.

        13. Notices. Any notices, requests, demands and other communications provided for by this Agreement will be sufficient if in writing and delivered in person or sent by registered or certified mail, postage prepaid, to me at the last address which I have filed in writing with the Company or, in the case of any notice to the Company, at its main offices, to the attention of its Chief Executive Officer.

        14. Governing Law. This is a Missouri contract and shall be construed under and be governed in all respects by the laws of the State of Missouri.

        I UNDERSTAND THAT THIS AGREEMENT AFFECTS IMPORTANT RIGHTS. I HAVE READ IT CAREFULLY AND AM SATISFIED THAT I UNDERSTAND IT COMPLETELY.






                                                -------------------------------
                                                Gordon Smith




        ACCEPTED AND AGREED TO BY
        GOLDEN SKY SYSTEMS, INC.



         By:
            -------------------------------
         Name:  Rodney A. Weary

         Title: President

         Date:  May 17, 1999

                          SCHEDULE OF PRIOR INVENTIONS
                          ----------------------------

         Employee Name:    Gordon Smith

         Date:             May 17, 1999




         NONE










                                                -------------------------------
                                                Gordon Smith




         ACCEPTED BY
         GOLDEN SKY SYSTEMS, INC.



         By:
            -------------------------------
         Name:  Rodney A. Weary

         Title: President

         Date:  May 17, 1999

                       SCHEDULE OF THIRD-PARTY AGREEMENTS
                       ----------------------------------


         Employee Name:    Gordon Smith

         Date:             May 17, 1999




         NONE











                                                -------------------------------
                                                Gordon Smith




         ACCEPTED BY
         GOLDEN SKY SYSTEMS, INC.



         By:
            -------------------------------
         Name:  Rodney A. Weary

         Title: President

         Date:  May 17, 1999